Pruco Life Insurance Company of New Jersey
                      Schedule IV - Schedule of Reinsurance
                        For Year Ended December 31, 1996

                                     (000's)

                                        Ceded to other    Assumed from                  Percentage of amount
                          Gross Amount    companies      other companies   Net amount      assumed to net
                          ------------  --------------   ---------------   ----------   --------------------
Life insurance in
  in force .............   $8,599,647    $    1,831        $        0      $8,597,816           N/A
                           =================================================================================
Life insurance
  premiums ............    $    1,345    $        0        $        0      $    1,345           N/A
                           =================================================================================

                   Pruco Life Insurance Company of New Jersey
                      Schedule IV - Schedule of Reinsurance
                        For Year Ended December 31, 1995

                                     (000's)

                                        Ceded to other    Assumed from                  Percentage of amount
                          Gross Amount    companies      other companies   Net amount      assumed to net
                          ------------  --------------   ---------------   ----------   --------------------
Life insurance in
  in force .............   $8,873,763    $    1,818        $        0      $8,871,945           N/A
                           =================================================================================
Life insurance
  premiums ............    $    1,053    $       11        $        0      $    1,042           N/A
                           =================================================================================

                   Pruco Life Insurance Company of New Jersey
                      Schedule IV - Schedule of Reinsurance
                        For Year Ended December 31, 1994

                                     (000's)

                                        Ceded to other    Assumed from                  Percentage of amount
                          Gross Amount    companies      other companies   Net amount      assumed to net
                          ------------  --------------   ---------------   ----------   --------------------
Life insurance in
  in force .............   $9,136,872    $    1,841        $        0      $9,135,031           N/A
                           =================================================================================
Life insurance
  premiums ............    $    1,879    $       10        $        0      $    1,869           N/A
                           =================================================================================